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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-70754



                              AXA PREMIER VIP TRUST

                    SUPPLEMENT DATED FEBRUARY 21, 2003 TO THE
                          PROSPECTUS DATED MAY 1, 2002
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This Supplement updates certain information contained in the above-dated
Prospectus of AXA Premier VIP Trust ("Trust"). You may obtain an additional copy of the Prospectus or the Trust's Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

                   AXA PREMIER VIP LARGE CAP GROWTH PORTFOLIO

The information provided below replaces the information regarding the portfolio managers (including their business experience) of Dresdner RCM Global Investors LLC ("Dresdner"), one of the sub-advisers of AXA Premier VIP Large Cap Growth Portfolio, located in the table under the heading "The Sub-advisers and Portfolio Managers" in the section entitled "MANAGEMENT TEAM - The Manager and the Sub-advisers."

     Joanne L. Howard and Seth A. Reicher are the portfolios managers for the portion of the Portfolio allocated to Dresdner. Ms. Howard, a Co-Chief Investment Officer of Dresdner RCM Global Investors LLC's ("Dresdner") Large Cap Team since January 2003, has been a Managing Director since 1998 and a Principal since 1993. Ms. Howard joined Dresdner as a Senior Portfolio Manager in 1992. Prior to joining Dresdner, Ms. Howard spent 17 years at Scudder, Stevens & Clark where she was a Managing Director. Mr. Reicher has been a Managing Director and Co-Chief Investment Officer of Dresdner since 2000 and has been a Senior Portfolio Manager since 1997. Mr. Reicher joined Dresdner as an Analyst in 1993. Prior to joining Dresdner, Mr. Reicher was an Analyst and then Portfolio Manager at Associated Capital and later Capitalcorp Asset Management from 1986 to 1992.